Designated Filer:            ACR Group Paper Holdings JR LP
Issuer & Ticker Symbol:      Sylvamo Corporation (SLVM)
Date of Event Requiring      April 21, 2022
Statement:

                            JOINT FILERS' SIGNATURES

Dated: June 23, 2023                       ACR Group Paper Holdings JR GP LLC

                                           By:   /s/ Timothy J. Fazio
                                                 -------------------------------
                                           Name: Timothy J. Fazio
                                           Title: President

Dated: June 23, 2023                       ACR Group Paper Holdings LP

                                               By: Atlas Capital GP IV LP, its
                                               general partner

                                               By: Atlas Capital Resources GP IV
                                               LLC, its general partner

                                           By:   /s/ Timothy J. Fazio
                                                 -------------------------------
                                           Name: Timothy J. Fazio
                                           Title: Managing Partner

Dated: June 23, 2023                       Atlas Capital GP IV LP

                                               By: Atlas Capital Resources GP IV
                                               LLC, its general partner

                                           By:   /s/ Timothy J. Fazio
                                                 -------------------------------
                                           Name: Timothy J. Fazio
                                           Title: Managing Partner

Dated: June 23, 2023                       Atlas Capital Resources GP IV LLC

                                           By:   /s/ Timothy J. Fazio
                                                 -------------------------------
                                           Name: Timothy J. Fazio
                                           Title: Managing Partner

Dated: June 23, 2023                       /s/ Andrew M. Bursky
                                           -----------------------------
                                           Andrew M. Bursky

Dated: June 23, 2023                       /s/ Timothy J. Fazio
                                           ----------------------------
                                           Timothy J. Fazio